SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 5, 2003


                         Cousins Properties Incorporated
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)


                                     0-3576
                                     ------
                            (Commission File Number)


                                   58-0869052
                                   ----------
                      (IRS Employer Identification Number)


              2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
              -----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 955-2200
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.    Financial Statements and Exhibits

           (c)      Exhibits:

                    Exhibit Number       Description
                    --------------       -----------

                         99.1 Cousins Properties Incorporated Press Release Dated May 5, 2003.

                         99.2 Cousins Properties Incorporated Quarterly Supplemental Information for the Quarter Ended March 31, 2003.

Item 9.    Regulation FD Disclosure

         The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

         On May 5, 2003, Cousins Properties Incorporated (the "Company") issued a press release containing information about the Company's financial condition and results of operations for the quarter ended March 31, 2003. A copy of Cousins Properties Incorporated's Press Release is attached hereto as Exhibit
99.1. A copy of Cousins Properties Incorporated's Quarterly Supplemental Information is attached hereto as Exhibit 99.2. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 5, 2003                   COUSINS PROPERTIES INCORPORATED



                                     By:   /s/ Tom G. Charlesworth
                                        ----------------------------------------
                                     Tom G. Charlesworth
                                     Executive Vice President, Chief Financial
                                     Officer and Chief Investment Officer
                                     (Duly Authorized Officer and Principal
                                     Financial Officer)